Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2019 and 2018 are summarized below.

	December 31,
	2019	2018
Capitalized research and development costs	$-	$183,000
Research and development credits	3,017,000	3,017,000
Stock-based compensation	3,787,000	3,787,000
Stock options issued in connection with the payment of debt	202,000	202,000
Net operating loss carryforwards	19,982,000	20,424,000
Accrued compensation	586,000	367,000
Accrued interest due to related party	217,000	103,000
Other, net	8,000	8,000
Total deferred tax assets	27,799,000	28,091,000
Valuation allowance	(27,799,000)	(28,091,000)
Net deferred tax assets	$-	$-

In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible. As of December 31, 2019 and 2018, management was unable to determine that it was more likely than not that the Company’s deferred tax assets will be realized, and has therefore recorded an appropriate valuation allowance against deferred tax assets at such dates.

No federal tax provision has been provided for the years ended December 31, 2019 and 2018 due to the losses incurred during such periods. Reconciled below is the difference between the income tax rate computed by applying the U.S. federal statutory rate and the effective tax rate for the years ended December 31, 2019 and 2018.

	Years Ended December 31,
	2019	2018

U. S. federal statutory tax rate	(21.0)%	(21.0)%
Forgiveness of indebtedness	-%	-%
Change in valuation allowance	(1.0)%	(14.4)%
Adjustment to deferred tax asset	22.0%	35.4%
Other	-%	-%
Effective tax rate	0.0%	0.0%

As of December 31, 2019, the Company had federal and state tax net operating loss carryforwards of approximately $102,216,000 and $46,645,000, respectively. The state tax net operating loss carryforward consists of $19,673,000 for California purposes and $26,972,000 for New Jersey purposes. The difference between the federal and state tax loss carryforwards was primarily attributable to the capitalization of research and development expenses for California franchise tax purposes. The federal net operating loss carryforwards will expire at various dates from 2020 through 2039. State net operating losses expire at various dates from 2020 through 2029 for California and through 2039 for New Jersey. The Company also had federal and California research and development tax credit carryforwards that totaled approximately $1,871,000 and $1,146,000, respectively, at December 31, 2019. The federal research and development tax credit carryforwards will expire at various dates from 2020 through 2031. The California research and development tax credit carryforward does not expire and will carryforward indefinitely until utilized.

While the Company has not performed a formal analysis of the availability of its net operating loss carryforwards under Internal Revenue Code Sections 382 and 383, management expects that the Company’s ability to use its net operating loss carryforwards will be limited in future periods.

The Company did not file its federal or state tax returns for the year ended December 31, 2017 or 2018 and has not yet filed such returns for the year ended December 31, 2019. The Company does not expect there to be any material non-filing penalties. The Company intends to file such returns as soon as practical.